                                                                    Exhibit 99.8

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission. The omitted portions, marked by "*", have been separately filed with the Commission.

                              EMPLOYMENT AGREEMENT

          EMPLOYMENT AGREEMENT, dated as of August 15, 2001 ("Agreement"), among MESO SCALE DIAGNOSTICS, LLC., a Delaware limited liability company ("MSD"), IGEN INTERNATIONAL, INC., a Delaware corporation ("IGEN"), MESO SCALE TECHNOLOGIES, LLC., a Delaware limited liability company ("MST"), and JACOB WOHLSTADTER (the "Employee").

          WHEREAS, IGEN and MST have previously organized MSD for the purpose of conducting the businesses described in the MSD Limited Liability Company Agreement, dated as of November 30, 1995, by and between IGEN and MST (the "MSD LLC Agreement");

          WHEREAS, MSD, IGEN and MST entered into a Joint Venture Agreement, dated as of November 30, 1995, as amended (the "Joint Venture Agreement"), for the purpose of setting forth their respective rights and obligations with respect to certain research and development activities and, if successful, the development, manufacturing, marketing and sale of the products, processes and services based thereon;

          WHEREAS, the Employee has been and is currently serving as President and Chief Executive Officer of MSD;

          WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions for the continued employment relationship of the Employee with MSD; and

          WHEREAS, IGEN, MST and the Board of Managers of MSD (the "Board of Managers" or the "Board") have approved and authorized the entry into this Agreement with the Employee;

          NOW, THEREFORE, it is AGREED as follows:

          1.   Employment. From the date set forth on the first page hereof
               ----------
through the term of this Agreement, the Employee is employed as President and Chief Executive Officer of MSD and of any subsidiary or other affiliate that it may acquire or form. The Employee shall devote substantially all of his working time and efforts to MSD's business and shall not, without the written consent of the Board of Managers engage in any other business which would require the Employee to devote an appreciable portion of his time and effort to such business to the detriment of MSD's business. The Employee shall be deemed to have satisfied the requirements of the immediately preceding sentence if the Employee works forty

(40) hours per week on average during the term of this Agreement. The Employee shall render executive, policy and other management services to MSD of the type customarily performed by persons serving in similar executive officer capacities. There shall be no material increase or decrease in the duties and responsibilities of the Employee otherwise than as provided herein, unless the parties otherwise agree in writing. The Employee shall not be required to relocate more than 50 miles from Gaithersburg, Maryland, in order to perform the services hereunder without his consent, in which case MSD shall compensate the Employee for his relocation expenses. In the Employee's sole discretion and at such time or times as the Employee shall determine, the Employee shall be permitted to work from home or other location on a telecommuting basis. The Employee shall report exclusively to the Board.

     2.   Compensation.
          -------------

          (a) Salary. MSD agrees to pay the Employee a salary as follows: from
              ------
the date set forth on the first page hereof through November 30, 2003, at an initial annual rate equal to $250,000, to be increased to an annual rate equal to 85% of the IGEN Amount, with any increase in such rate occurring at such time or times as the IGEN Amount is increased. For purposes of this Section 2(a), the "IGEN Amount" shall mean the annual salary payable during the applicable period by IGEN to (1) the individual who is the President and Chief Operating Officer of IGEN or (2) if such positions are not held by the same person during such period, the officer or other employee of IGEN with duties and responsibilities to IGEN that are at least comparable to the duties and responsibilities previously held by the President and Chief Operating Officer of IGEN. Thereafter, the salary of the Employee shall be increased as agreed to by MSD and the Employee. The salary of the Employee shall not be decreased at any time from the amount then in effect, unless the Employee otherwise agrees in writing. Except for the Employee's elective contributions to a plan or plans described in sections 125, 129 or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), participation in incentive compensation, deferred compensation, bonus, retirement and other employee benefit plans and fringe benefits shall not reduce the salary payable to the Employee under this Section 2(a). The salary under this Section 2(a) shall be payable to the Employee not less frequently than monthly. The Employee shall not be entitled to receive fees for serving as a manager of the Board of Managers, or as a manager, director or officer of any subsidiary or affiliate of MSD or for serving as a member of any committee of any such board.

          (b) Annual Bonus. In addition to the Employee's annual salary under
              ------------
Section 2(a), the Employee shall be eligible to receive a cash bonus in an amount not to exceed 20% of his annual salary as follows: (i) for the period October 1, 2000 through September 30, 2001, a bonus payable at the sole discretion of a committee of the Board of Directors of IGEN no later than October 31, 2001, based upon the Employee's meeting or exceeding the performance objectives established by the Board of Managers and approved by a committee of the Board of

Directors of IGEN (the "Performance Standards") for such period; provided that, for purposes of measuring the Employee's performance against the applicable Performance Standards, the Board of Managers may consider as a factor the announcement by MSD of an operational product at the SBS 2001 meeting to be held in Baltimore, Maryland (such announcement to include a press release, pre-show direct mail materials, technology brochures, application notes, a list of leads and a booth at the SBS Show with an operational product), (ii) for the period October 1, 2001 through December 31, 2001, a pro rated bonus payable no later than February 15, 2002 based upon the Employee's meeting or exceeding the Performance Standards for such period, (iii) for the period January 1, 2002 through December 31, 2002, a bonus payable no later than February 15, 2003 based upon the Employee's meeting or exceeding the Performance Standards for such period, and (iv) for the period January 1, 2003 through November 30, 2003, a pro rated bonus payable no later than November 30, 2003 based upon the Employee's meeting or exceeding the Performance Standards for such period. Whether the Employee has met such Performance Standards will be determined by the Board of Managers in its sole discretion.

               (c) Other Adjustments. In determining whether to make any
                   -----------------
adjustments to the aggregate compensation payable to the Employee, including grants or awards of non-cash compensation, MSD may take into consideration, in its sole discretion, the total value of all compensation received during the term of this Agreement by the individual who is the President and Chief Operating Officer of IGEN or, if such positions are not held by the same person during such period, the officer or other employee of IGEN with duties and responsibilities to IGEN that are at least comparable to the duties and responsibilities previously held by the President and Chief Operating Officer of IGEN, including, without limitation, shares of restricted stock, stock bonuses, stock appreciation rights, phantom stock, incentive or performance units payable in or determined by reference to stock, options to purchase stock and other equity compensation. Until such time as IGEN is no longer required to provide Additional Funding pursuant to the Joint Venture Agreement, any such adjustments shall be approved by a committee of the Board of Directors of IGEN.

          3.   Insurance, Retirement and Employee Benefit Plans; Fringe
               --------------------------------------------------------
Benefits; Business Expenses.
---------------------------

               (a) Health, Disability and Life Insurance; Health Program.
                   ------------------------------------------------------


                   (1) Unless the Employee is covered by a comparable employee benefit plan sponsored by MSD or an affiliate that is acceptable to the Employee, MSD will pay the premiums on (i) the individual health insurance policy of the Employee with *, (ii) the disability insurance policy for the Employee with * and (iii) the life insurance policy for the Employee with * or, at the election of the Employee, such other policy or policies providing comparable benefits as are designated in writing by the Employee by notice to MSD.

                   (2) MSD will pay all expenses, including reasonable travel, meal and lodging expenses, incurred by the Employee that are not otherwise paid for by the Employee's health insurance, in connection with an annual executive physical exam pursuant to the Executive Health Program at the Mayo Clinic, Rochester, Minnesota or pursuant to the Johns Hopkins Executive Health Program, Baltimore, Maryland, at the option of the Employee. The Employee shall provide MSD with itemized accounts of such expenses in accordance with MSD's written procedures and policies as adopted and in effect from time to time and applicable to its employees of comparable status.

               (b) Benefits and Perquisites. Taking into consideration the
                   ------------------------
benefits provided to the Employee pursuant to Section 3(a) above and Section 5 below and without otherwise providing the Employee with duplicative or substantially overlapping benefits, (i) IGEN shall to the extent permitted under the terms of any IGEN employee pension benefit plan or welfare benefit plan (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended) or other employee or senior executive officer fringe benefit or perquisite plan or policy, make such arrangements as may be necessary to provide such benefit and perquisite coverage to the Employee on the same terms and conditions as apply to senior executives of IGEN; or in the alternative, (ii) MSD shall establish such employee pension benefit and welfare benefit plans and other fringe benefits and perquisites as are substantially comparable in the aggregate to those of IGEN for the benefit of its senior executives generally. In either case, such benefits shall include customary insurance coverage and use of a company automobile consistent with past practice. Employee's entitlement to the benefits shall be subject to the provisions, rules and regulations applicable under the relevant governing plans and/or programs, as may be in effect and amended from time to time. Notwithstanding any other provision of this Agreement, during the period commencing as of the date of this Agreement until the latest of (1) six years after termination or expiration of this Agreement, (2) the expiration of any statute of limitations applicable to the performance of this Agreement by the Employee, or (3) the final termination of all pending proceedings in respect of which the Employee is to be covered by liability insurance pursuant to this Agreement, IGEN shall maintain in effect a directors', officers' and employees' liability insurance policy or policies providing the Employee coverage for all periods beginning on and after November 30, 1995 at least comparable to that provided by the directors', officers' and employees' liability insurance policies maintained by IGEN for the benefit of its directors, officers and employees.

               (c) Reimbursable Expenses. Unless otherwise reimbursed by IGEN to
                   ---------------------
the Employee pursuant to the Joint Venture Agreement, MSD shall promptly reimburse the Employee for all reasonable and customary expenses incurred by the Employee in performing services for MSD, including all expenses of travel and living expenses while away from home on business or at the request of and in the service of MSD. In addition, MSD shall promptly reimburse the Employee for the reasonable costs of accounting, tax and similar expenses the Employee pays or incurs in connection with establishing and maintaining this Agreement, including, without limitation, reasonable costs paid or incurred by the Employee in moving to his personal residence household goods and other personal property that were previously located in the apartment heretofore provided by IGEN.

                  (d) Certain Taxes. If the Employee shall incur any liability
                      -------------
(net of any applicable deduction taken by the Employee with respect to such liability) for federal, state or local income or employment taxes ("Income and Employment Taxes") as a direct result of (1) the granting or increasing of any direct or indirect ownership interest in MSD except for any interest acquired pursuant to the exercise of a stock option, (2) any reimbursement required to be made or provided to the Employee under Section 3(c) above or Section 3.11. of the Joint Venture Agreement, or (3) any other reimbursement or advance of business expenses paid or incurred by the Employee with respect to MSD or his services hereunder and any indemnification paid to or on behalf of the Employee that is made pursuant to this Agreement, or pursuant to any other indemnification agreement between the Employee and MSD or IGEN or both of them, at the time such taxes are due or required to be collected and withheld by MSD or IGEN, whichever is earlier, MSD or IGEN, as applicable, shall pay to or on behalf of the Employee an amount that, after reduction by applicable Income and Employment Taxes, will be sufficient to pay, or reimburse the Employee for payment of, the amount of Income and Employment Taxes that are imposed thereon, or collected and withheld with respect thereto.

               4. Term. The initial term of employment under this Agreement
                  ----
shall be for the period commencing as of the date set forth on the first page hereof and ending as of November 30, 2003. This Agreement shall be automatically renewed for an additional 12-month period on November 30, 2003 and on each November 30 of each year thereafter (each such date, a "Renewal Date"), unless either the Employee or MSD gives contrary written notice to the other party hereto not less than 180 days before such Renewal Date. The initial term and all such additional renewed terms are collectively referred to herein as the term of this Agreement.

               5. Voluntary Absences; Vacations. The Employee shall be entitled,
                  -----------------------------
without loss of pay, to be absent voluntarily for reasonable periods of time from the performance of his duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Board otherwise approves. The Employee shall be entitled to an annual paid vacation (including all voluntary absences) of at least four (4) weeks per year or such longer period as the Board may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Employee. The Employee shall be entitled to receive compensation from MSD in lieu of vacation if he is unable to utilize the full amount of paid vacation time available to him in any year.

               6.  Termination of Employment. The Employee's employment may be
                   -------------------------
terminated without any breach of this Agreement only under the following circumstances:

                   (a) Death. The Employee's employment shall terminate upon his
                       -----
death.

                   (b) Disability. MSD may terminate the Employee's employment
                       ----------
because of Disability. For this purpose, "Disability" shall mean the inability of the Employee to perform his duties under this Agreement because of physical or mental illness or incapacity for a continuous period of six (6) months during which the Employee shall have been absent from his duties under this Agreement on a substantially full-time basis.

                   (c) Cause. MSD may terminate the Employee's employment for
                       -----
Cause. For purposes of this Agreement, "Cause" shall mean (1) any fraud, misappropriation or embezzlement by the Employee as determined pursuant to a non-appealable order or finding arising from a judicial proceeding; (2) any conviction of or nolo contendere plea to a felony or gross misdemeanor by the Employee that in the reasonable judgment of the Board has caused substantial and material injury to the business and operations of MSD; (3) any willful neglect and continued failure by the Employee to perform his material duties hereunder (other than a failure resulting from the Employee's inability to perform such duties as a result of physical or mental illness or incapacity, or any such actual or anticipated failure after the delivery of a Notice of Termination (as defined in Section 6(e)) by the Employee for Good Reason (as defined in Section 6(d)(2)), provided that the Employee shall first have received a written notice from MSD which sets forth the manner in which MSD believes, in the reasonable judgment of the Board, the Employee has so neglected and failed to perform his duties and the Employee shall have a period of thirty (30) days to cure the same; and (4) any public conduct of the Employee that in the reasonable judgment of the Board has caused substantial and material injury to the business and operations of MSD (other than public conduct of the Employee that the Employee does not intend to have such effect on the business and operations of MSD), provided the Employee has received a written notice from MSD which identifies such conduct and the Employee has a period of thirty (30) days to cure the same. No act or failure to act shall be considered "willful" for this purpose unless done, or omitted to be done, by the Employee other than in good faith and other than with a reasonable belief that his action or omission was in the best interests of MSD. In no event may MSD terminate the Employee's employment for Cause or without Cause without the prior action of the Board of Managers that includes approval by the IGEN Manager.

                   (d) Termination by the Employee.
                       ---------------------------

                   (1) The Employee may terminate his employment for Good Reason by giving 60 days' prior written Notice of Termination to MSD.

                   (2) For this purpose, subject to the second sentence of this
Section 6(d)(2), "Good Reason" shall mean (A) the assignment by MSD to the Employee of any duties inconsistent with the Employee's status as President and Chief Executive Officer of MSD or any substantial adverse alteration by MSD in the nature or status of the Employee's responsibilities; (B) any change by MSD in the Employee's reporting responsibility such that the Employee is required to report other than exclusively to the Board; (C) any purported termination of the Employee's employment by MSD that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 6(e) hereof; (D) any other failure by MSD or IGEN to comply with any material provision of this Agreement which failure continues for more than 30 days after written notice of such noncompliance from the Employee; (E) any notice given by MSD to the Employee under Section 4 hereof that this Agreement will not be renewed on any anniversary of the Renewal Date; (F) (i) any default by IGEN on its obligations to fund the Research Program (as defined in the Joint Venture Agreement) pursuant to Section 2.4. of the Joint Venture Agreement, which default continues for more than thirty (30) days after written notice of such noncompliance, or
(ii) any failure by IGEN to comply with any material provision of the Joint Venture Agreement or any of the other agreements or documents executed and delivered in connection with the Joint Venture Agreement and the extension thereof, which failure would reasonably be expected to have a material adverse effect on the business or operations of MSD, and continues for more than thirty
(30) days after written notice of such noncompliance; (G) the expiration of the term (including any extension of the term) of the Joint Venture Agreement; (H) intentionally omitted; (I) the occurrence of a Dissolution Event (as defined in the MSD LLC Agreement), other than pursuant to Sections 10.1.1 with respect to the bankruptcy, dissolution, resignation or expulsion of MST, 10.1.7 to the extent such other event that caused the dissolution of MSD was directly and solely attributable to any act or omission of MST, 10.1.3 and 10.1.4, of the MSD LLC Agreement; (J) the occurrence of a Change in Control; or (K) the Budget Committee (as defined in the Joint Venture Agreement) delivers notice to MSD of its decision not to approve a submitted budget in the circumstances described in and as contemplated in Sections 2.8.2.(b) or (d) or Sections 2.8.3.(b) or (d) of the Joint Venture Agreement. For purposes of Sections 6(d)(2)(A) through 6(d)(2)(E), in no event shall Good Reason exist if the act or omission of MSD constituting Good Reason was directly and solely attributable to any act or omission of the Employee in his capacity as President and Chief Executive Officer of MSD and such act or omission of MSD was not made pursuant to action by the Board of Managers that included approval by the IGEN Manager.

          For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

                  (i) 15% or more of the ownership, control, power to vote or beneficial ownership of any class of voting securities of IGEN is acquired by any person, either directly or indirectly or acting through one or more other persons, other than by any employee benefit plan of IGEN or any entity holding voting securities of IGEN for or pursuant to the terms of any such plan, or by Samuel J. Wohlstadter, his affiliates, his heirs and any trust or foundation to which he has transferred or may transfer voting securities of IGEN, and the owner of such interest shall have the right, pursuant to any agreement, arrangement or understanding with IGEN, to nominate one or more persons for election as directors of IGEN;

                  (ii) any person (other than any person named as a proxy in connection with any solicitation on behalf of the Board of Directors of IGEN) holds irrevocable proxies which when added to the voting securities beneficially owned by such person, aggregates to be, as to the election or removal of two or more directors of IGEN, 30% or more of the total number of voting shares of IGEN, other than any employee benefit plan of IGEN or any entity holding voting securities of IGEN for or pursuant to the terms of any such plan, or Samuel J. Wohlstadter, his affiliates, his heirs and any trust or foundation to which he has transferred or may transfer voting securities of IGEN;

                  (iii) 30% or more of the ownership, control, power to vote or beneficial ownership of any class of voting securities of IGEN is acquired by any person, either directly or indirectly or acting through one or more persons, other than by any employee benefit plan of IGEN or any entity holding voting securities of IGEN for or pursuant to the terms of any such plan, or by Samuel J. Wohlstadter, his affiliates, his heirs and any trust or foundation to which he has transferred or may transfer voting securities of IGEN;

                  (iv) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, (A) the persons who were directors of IGEN before such transaction shall cease to constitute at least a majority of the Board of Directors of IGEN or its successor or (B) the persons who were stockholders of IGEN immediately before such transaction do not own more than 50% of the outstanding voting securities of IGEN or its successor immediately after such transaction;

                  (v) IGEN shall sell, lease, exchange, assign, dispose of or transfer all or substantially all of its property and assets; or

                  (vi) one or more directors not nominated by the Board of Directors of IGEN (for this purpose, for example, any persons nominated for election or actually elected to fill a vacancy or newly created directorship pursuant to any agreement, arrangement or understanding between IGEN and any person or group that commenced or threatened to commence a proxy contest (including election contests and nonelection contests) with respect to IGEN shall not be considered to be nominated by IGEN) is elected as a director of IGEN at any regular or special meeting of the stockholders of IGEN or any regular or special meeting of the Board of Directors of IGEN.

For purposes of this Section, a "person" includes an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, unincorporated organization, joint-stock company or similar organization or entity or group acting in concert. A person for these purposes shall be deemed to be a "beneficial owner" as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934.

                    (e)  Notice of Termination. Any termination of the
                         ---------------------
Employee's employment by MSD or by the Employee (other than termination pursuant to Section 6(a) hereof) shall be communicated to the other party by a written Notice of Termination. Any Notice of Termination given by a party shall specify the particular termination provision of this Agreement relied upon by such party and shall set forth in reasonable detail the facts and circumstances relied upon as providing a basis for the termination under the provision so specified.

                    (f)  Termination Date. The Termination Date shall mean (1)
                         ----------------
if the Employee's employment is terminated by his death, the date of his death;
(2) if the Employee's employment is terminated pursuant to Section 6(b) hereof, the date specified in the Notice of Termination, which shall be after the expiration of the six (6) month period specified in that subsection; (3) if the Employee's employment is terminated by MSD for Cause, the date specified in the Notice of Termination; or (4) if the Employee's employment is terminated for any other reason, 60 days following the date on which the Notice of Termination is given.

               7.   Compensation upon Termination of Employment.
                    -------------------------------------------

                    (a)  Termination because of Death, for Cause or Without Good
                         -------------------------------------------------------
Reason. If the Employee's employment is terminated because of his death, by MSD
------
for Cause or by the Employee other than for Good Reason, MSD shall pay the Employee his salary through the Termination Date and MSD shall have no further obligation to the Employee hereunder.

                    (b)  Termination because of Disability. If the Employee's
                         ---------------------------------
employment is terminated by MSD because of Disability under Section 6(b) hereof, MSD shall pay the Employee an annual disability benefit equal to the excess of
(1) 60% of his salary at the rate in effect under Section 2(a) hereof on the Termination Date over (2) the amount of the long term disability benefit that is payable to the Employee under any policy of disability insurance provided for the Employee by MSD or IGEN.

                    (c)  Termination without Cause or for Good Reason. If (i)
                         --------------------------------------------
MSD shall terminate the Employee's employment other than (A) for Cause or (B) because of Disability or (ii) the Employee shall terminate his employment for Good Reason, then:

                         (1)  MSD shall pay the Employee his salary through the
Termination Date, a pro rata portion of the bonus specified in Section 2(b) hereof through the Termination Date to the extent the Employee has met the Performance Standards on a pro rata or equivalent basis through the time Notice of Termination was given, a pro rata portion of any adjustment to the cash compensation payable to the Employee under Section 2(c) hereof and all other unpaid and pro rata amounts to which the Employee is entitled as of the Termination Date under any plan or program of IGEN or MSD, including, without limitation, all accrued vacation time, such payments to be made in their entirety on or before the Termination Date, and IGEN shall transfer to the Employee not later than the Termination Date the compensation representing any adjustment to the non-cash compensation owing to him pursuant to Section 2(c) hereof as of the Termination Date;

                         (2)  MSD shall pay the Employee, and in lieu of any
further salary payments hereunder for periods after the Termination Date, the product of (A) one-twelfth of the sum of (i) the Employee's annual salary rate in effect as of the Termination Date under Section 2(a), (ii) the bonus specified in Section 2(b) hereof to the extent the Employee has met the applicable Performance Standards on a pro rata or equivalent basis through the time Notice of Termination was given, if such date is before the date on which satisfaction of the applicable Performance Standards would otherwise have been required, and (iii) the annual amount, if any, of any adjustment to cash compensation in effect as of the Termination Date pursuant to Section 2(c); and
(B) the number of months (and any fraction of a month) in the Applicable Period (as defined below), which amount shall be paid in a lump sum on or before the Termination Date, and the Employee shall be vested as of the Termination Date in any non-cash compensation granted or awarded to him before the Termination Date, pursuant to Section 2(c) or otherwise, to the same extent as he would have been vested if he had continued to be employed hereunder during the Applicable Period;

                         (3)  in addition to the foregoing amounts that are
payable to the Employee, the following shall apply: the Employee shall be entitled to continue to participate in and be entitled to benefits under any employee pension or welfare benefit plans and other fringe benefit arrangements described in Sections 3(a), (b) and (d) in which he was participating or under which he was entitled to benefits at the time the Notice of Termination was given for the Applicable Period, except to the extent (i) that such continued participation and/or benefit entitlement is expressly prohibited by law or the terms of the applicable plan; or (ii) the applicable benefit plan is a "qualified plan" under Section 401(a) of the Code; provided that in either such case MSD shall provide the Employee with a lump sum payment equal to the present value of such benefit; and

                      (4) MSD and MST shall jointly have the right to purchase all of the IGEN Interests (as defined in Section 8.5.3 of the Joint Venture Agreement) pursuant to Section 8 of the Joint Venture Agreement.

                      (5) For purposes of this Section 7(c), the "Applicable Period" shall mean:

           (i) three months if (A) the Employee terminates his employment for Good Reason as defined in Section 6(d)(2)(J) hereof, (B) no event has occurred that would also constitute Good Reason as defined in any other provision of Section 6(d)(2) hereof, and (C) in connection with such termination of employment, MSD and MST also exercise their rights pursuant to Section 7(c)(4) hereof and close the transactions contemplated thereby;

           (ii) if (i) does not apply, six months if (A) the Employee terminates his employment for Good Reason as defined in any one or more of Sections 6(d)(2)(E), (G) and (K) hereof, and (B) no event has occurred that would also constitute Good Reason as defined in any other provision of Section 6(d)(2) hereof; or

           (iii) if (i) and (ii) do not apply, 12 months.

                 (d)  No Reduction of Employee's Payments and Benefits. The cash
                      ------------------------------------------------
payments payable to and the other benefits to be provided to the Employee pursuant to Section 7(c) hereof shall not be reduced by any compensation or benefits that the Employee may receive for other employment with another employer or through self employment after termination of employment with MSD.

                 (e)  Cost of Enforcement. In the event the employment of the
                      -------------------
Employee is terminated for any reason and MSD and/or IGEN fails to make timely payment of any amount required to be paid under this Agreement within thirty
(30) days after notice and demand by the Employee and it is determined that the Employee is entitled to such payment, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Employee in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the rate of one percent (1%) above the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date of employment termination until payment is made to the Employee. Such reimbursement and interest shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

                    (f)  Gross-Up for Taxes on Excess Parachute Payments. If any
                         -----------------------------------------------
payment to or for the benefit of the Employee or any benefit provided to or on behalf of the Employee under this Agreement or otherwise as a result of his employment by MSD (determined without regard to any Gross-Up Payment (as defined below) required under this Section 7(f)) (a "Payment") is subject to the excise tax imposed by Section 4999 of the Code (such excise tax, together with any interest and penalties incurred by the Employee with respect thereto, the "Excise Tax"), then IGEN shall cause MSD to pay or IGEN shall pay to the Employee an amount (a "Gross-Up Payment") such that, after payment of all taxes (including without limitation the Excise Tax and any other federal, state and local income, excise and employment taxes and interest and penalties thereon) with respect to the Gross-Up Payment, the net amount paid will be sufficient to satisfy the Employee's liability, or reimburse the Employee (as applicable), for Excise Taxes imposed with respect to the Payments.

                8. Other Contracts. During the period commencing as of the date
                   ---------------
set forth on the first page hereof and ending on the termination or expiration of this Agreement, and unless otherwise approved in writing by the Board of Managers, the Employee agrees that MSD shall be the Employee's * of conducting * and making, using and selling *, and the Employee shall not * with respect to such *; it being understood that this Section 8 shall in no way limit or otherwise restrict any activities that the Employee may engage in on behalf of, or services that the Employee may render to, IGEN; and it being further understood that the Employee and any affiliate or associate of the Employee may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, unless such ventures are in competition with MSD with respect to such products or processes.

                9.  Joint Venture Agreement. Each of MSD, IGEN, MST and the
                    -----------------------
Employee confirms, acknowledges and agrees that all compensation paid and benefits provided to the Employee pursuant to this Agreement shall be paid and provided to the Employee by IGEN and/or MSD (which shall be promptly reimbursed by IGEN for the amount of such compensation paid and the cost of such benefits provided) in accordance with the terms and conditions of this Agreement, and that all such amounts paid and all such costs incurred by IGEN with respect to this Agreement shall be deemed to be Class C Capital Contributions (as defined below) by IGEN to MSD made in accordance with the Joint Venture Agreement, except that (a) the aggregate amount of any cash paid and the aggregate cost of
------
any benefits provided to the Employee by IGEN pursuant to Sections 7(c), 7(e) and 7(f) hereof shall not in any way be deemed or construed to be a capital contribution (including but not limited to a Class A Capital Contribution, Class B Capital Contribution or Class C Capital Contribution, as such terms are defined in the MSD LLC Agreement) by IGEN to MSD for purposes of the Joint Venture Agreement, the MSD LLC Agreement or otherwise, and (b) the aggregate amount of any cash paid and the aggregate cost of any benefits provided to the Employee by MSD pursuant to Sections 7(c), 7(e) and 7(f) hereof shall be promptly reimbursed by IGEN to MSD and shall not in any way be deemed or construed to be a capital contribution (including but not limited to a Class A Capital Contribution, Class B Capital

Contribution or Class C Capital Contribution) by IGEN to MSD for purposes of the Joint Venture Agreement, the MSD LLC Agreement or otherwise.

               10.  IGEN Guaranty of MSD Obligations. IGEN hereby irrevocably
                    --------------------------------
and unconditionally guarantees the payment of all amounts payable by MSD under this Agreement and the performance of MSD's obligations under this Agreement. This guaranty shall terminate concurrently with the termination of IGEN's obligation to provide Additional Funding under the Joint Venture Agreement, except with respect to payment and performance obligations which have not been fully satisfied at the time of such termination.

               11.  Miscellaneous.
                    -------------

                    (a)  Amendments or Additions. No amendments or additions to
                         -----------------------
this Agreement shall be binding unless in writing and signed by all parties hereto.

                    (b)  Notices. All notices, demands, requests or other
                         -------
communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid or transmitted by hand delivery (including delivery by courier), telegram, telex or facsimile transmission, addressed as set forth on the signature page of this Agreement. Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                    (c)  Waivers. No failure on the part of a party to exercise,
                         -------
and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right or remedy granted hereby or by law.

                    (d)  Severability. Nothing in this Agreement shall be
                         ------------
construed so as to require the commission of any act contrary to law and wherever there is any conflict between any provision of this Agreement and any law, statute, ordinance, order or regulation, the latter shall prevail, but in such event any provision of this Agreement shall be curtailed and limited only to the extent necessary to bring it within applicable legal requirements. If any provision of this Agreement should be held invalid or unenforceable, the remaining provisions shall be unaffected by such a holding.

                    (e)  Complete Agreement. This Agreement, together with the
                         ------------------
Joint Venture Agreement and related agreements, contain the entire agreement and understanding between the parties relating to the subject matter hereof, and supersede any and all prior understandings, agreements or representations by or between the parties, written or oral, relating to the subject matter hereof. The parties hereto agree and confirm that this Agreement is the "Employment Agreement" as defined in and referred to in the Joint Venture Agreement.

                    (f)  No Assignment. This Agreement is personal to each of
                         -------------
the parties hereto. No party may assign or delegate any of his or its rights or obligations hereunder without first obtaining the written consent of the other parties hereto. However, in the event of the death of the Employee, all of his rights to receive payments hereunder shall become rights of his estate.

                    (g)  Section Headings. The section headings used in this
                         ----------------
Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

                    (h)  Governing Law. This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the State of Maryland as such laws are applied to contracts entered into and to be performed entirely within the State of Maryland (excluding choice-of-law provisions thereof).

               IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

                                          MESO SCALE DIAGNOSTICS, LLC.,
                                          a Delaware limited liability company


                                          By:      /s/ Richard Massey
                                                   -----------------------------
                                                   Richard Massey
                                          Address:
                                                   16020 Industrial Drive
                                                   Gaithersburg, Maryland 20877
                                                   Facsimile: (301) 208-3799

                                          IGEN INTERNATIONAL, INC.,
                                          a Delaware corporation

                                          By:      /s/ George Migausky
                                                   -----------------------------
                                                   George Migausky
                                          Address:
                                                   16020 Industrial Drive
                                                   Gaithersburg, Maryland 20877
                                                   Facsimile: (301) 208-3799

                                          MESO SCALE TECHNOLOGIES, LLC.,
                                          a Delaware limited liability company


                                          By:      /s/ Jacob N. Wohlstadter
                                                   -----------------------------
                                                   Jacob N. Wohlstadter
                                          Address:
                                                   16020 Industrial Drive
                                                   Gaithersburg, Maryland 20877
                                                   Facsimile: (301) 947-7240

                                          JACOB N. WOHLSTADTER

                                          /s/ Jacob N. Wohlstadter
                                          --------------------------------------
                                          Address:
                                                   9905D Gable Ridge Terrace
                                                   Rockville, Maryland 20850
                                                   Facsimile: (301) 947-7240